EXHIBIT 24.1

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of October, 1999.

                                            /s/ Eleanor Baum
                                            ------------------------------------
                                            Eleanor Baum, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ J.  Veronica Biggins
                                             -----------------------------------
                                             J.  Veronica Biggins, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ Joseph F.  Caligiuri
                                             -----------------------------------
                                             Joseph F.  Caligiuri, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ Lawrence W.  Clarkson
                                             -----------------------------------
                                             Lawrence W.  Clarkson, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ Ehud Houminer
                                             -----------------------------------
                                             Ehud Houminer, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ James A.  Lawrence
                                             -----------------------------------
                                             James A.  Lawrence, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ Salvatore J.  Nuzzo
                                             -----------------------------------
                                             Salvatore J.  Nuzzo, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of October, 1999.

                                             /s/ Frederic Salerno
                                             -----------------------------------
                                             Frederic Salerno, Director

                                POWER OF ATTORNEY


         The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign the Registration Statement on Form S-8 relating to the registration of certain shares of Avnet common stock in connection with the assumption by Avnet of the 1984 Marshall Stock Option Plan, the 1992 Marshall Stock Option Plan and the 1997 Marshall Stock Option Plan pursuant to the Agreement and Plan of Merger between Avnet and Marshall Industries, and any amendment thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of October, 1999.

                                             /s/ Frederick S.  Wood
                                             -----------------------------------
                                             Frederick S.  Wood, Director